Exhibit 10.1

FOURTH AMENDMENT dated as of September 27, 2018 (this “Amendment”), to the Credit Agreement dated as of November 8, 2016, as heretofore amended (the “Existing Credit Agreement”), among CWGS GROUP, LLC, a Delaware limited liability company (the “Borrower”), CWGS ENTERPRISES, LLC, a Delaware limited liability company (“Holdings”), the LENDERS party thereto (the “Existing Lenders”) and GOLDMAN SACHS BANK USA, as Administrative Agent (in such capacity, the “Administrative Agent”).

Capitalized terms used but not defined herein have the meanings assigned to them in the Existing Credit Agreement.

The Borrower has notified the Administrative Agent that it wishes to amend the Financial Performance Covenant as set forth herein.

Pursuant to Section 9.02 of the Existing Credit Agreement, only the consent of the Required Revolving Lenders is necessary to amend or waive the terms and provisions of the Financial Performance Covenant (and the Financial Performance Covenant may not be amended without the consent of the Required Revolving Lenders).

The Borrower has requested that the Revolving Lenders consent to the amendments to the Existing Credit Agreement set forth herein, and each of the Revolving Lenders party hereto, which constitute the Required Revolving Lenders, has agreed to such amendments on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendments to the Credit Agreement.  Each of the parties hereto agrees that, on the Fourth Amendment Effective Date (as defined below),  Section 6.11 of the Existing Credit Agreement shall be amended to replace in the entirety the table set forth therein with the following table:

Test Period	Total Leverage Ratio
December 31, 2016 - December 31, 2019	3.75 to 1
March 31, 2020 and the last day of each fiscal quarter ending thereafter	3.50 to 1

SECTION 2.    Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, each of Holdings and the Borrower represents and warrants to the Lenders party hereto that, on the Fourth Amendment Effective Date:

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(a)  This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against Holdings or the Borrower, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)  The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date;  provided that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified by “materiality”,  “Material Adverse Effect” or similar language is true and correct in all respects on and as of the Fourth Amendment Effective Date or as of such earlier date, as the case may be;  provided,  further, that, for purposes of this clause (b), the term “Effective Date” set forth in Section 3.14 of the Existing Credit Agreement shall be deemed to refer to the Fourth Amendment Effective Date.

(c)  On and as of the Fourth Amendment Effective Date, no Default or Event of Default will have occurred and be continuing.

SECTION 3.    Conditions to Fourth Amendment Effective Date.  The amendment of the Existing Credit Agreement as set forth in Section 1 hereof shall not become effective until the first date (the “Fourth Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a)  The Administrative Agent (or its counsel) shall have executed this Amendment and shall have received either (i) counterparts of this Amendment (A) signed by Holdings and the Borrower and (B) signed by or on behalf of one or more of the Revolving Lenders (which collectively shall constitute the Required Revolving Lenders under the Existing Credit Agreement) or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that each such Person has signed a counterpart of this Amendment.

(b)  The Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and signed on behalf of Holdings and the Borrower by a Responsible Officer thereof, confirming the accuracy of the representations and warranties set forth in Section 2 hereof as of the Fourth Amendment Effective Date.

(c)  The Administrative Agent shall have received reimbursement or payment of all reasonable and documented out‑of‑pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under the Existing Credit Agreement.

SECTION 2.    Effect of Amendment.  (a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a

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waiver of, or otherwise affect, the rights and remedies of the Lenders, the Issuing Banks or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(b)  On and after the Fourth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”,  “hereunder”,  “hereof”,  “herein”, or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Existing Credit Agreement as amended hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 4.    Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 5.   Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 6.    Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

CWGS GROUP, LLC, as the Borrower

By:	/s/ Brent Moody
Name: Brent Moody
Title: Chief Operating and Legal Officer

CWGS ENTERPRISES, LLC, as Holdings

By:	/s/ Brent Moody
Name: Brent Moody
Title: Chief Operating and Legal Officer

[Signature Page to Fourth Amendment to CWGS Credit Agreement]

GOLDMAN SACHS BANK USA,
individually and as the Administrative Agent,

By:	/s/ Gabriel Jacobson
Name: Gabriel Jacobson
Title: Authorized Signatory

[Signature Page to Fourth Amendment to CWGS Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Robert Kellas
Name: Robert Kellas
Title: Executive Director

[Signature Page to Fourth Amendment to CWGS Credit Agreement]